Exhibit 99.1

U.S. GoldMining Announces 2025 Exploration Program

Targeting Continued Growth at the District Scale Whistler Gold-Copper Project, Alaska

Anchorage, Alaska – July 21, 2025 – U.S. GoldMining Inc. (NASDAQ: USGO) (“U.S. GoldMining” or the “Company”) is pleased to provide an update on the Whistler Gold-Copper Project (the “Project”) in Alaska, U.S.A. The Company is currently preparing and mobilizing for the 2025 field season which will focus on developing new potential porphyry gold-copper drill targets within the Whistler Orbit and undertaking follow-up mapping and sampling at the Muddy Creek prospect.

2025 Planned Exploration Program Highlights:

●	The 2025 exploration program expands the scope from previous seasons, which focused on delineating and growing the Whistler deposit. As the Company advances its previously announced initial assessment study (“PEA”) for the Project (see news release dated June 9, 2025) with the objective of defining a potential economic base-case mining opportunity, the Company’s exploration focus now turns to developing a pipeline of exploration targets at the district-scale, which aims to deliver additional future potential mineral resources over the longer term.

●	The focus of the planned 2025 exploration program (the “Program”) is to develop new drill targets for potential gold-copper mineralization within the Whistler – Raintree mineral system, also referred to as the ‘Whistler Orbit’, which comprises a classic ‘porphyry cluster’ spread over an area of approximately 5 x 5 km, containing multiple mapped and interpreted porphyry intrusions and including the established Whistler and Raintree West mineral resource deposits.

●	The Program will also include follow-up mapping and sampling of the Muddy Creek mineral system – a large gold-in-soil geochemical footprint over an area of approximately 6 km x 4 km with an intrusion-related gold geochemical signature.

Tim Smith, Chief Executive Officer of U.S. GoldMining, commented: “The near all-time high prices for gold, copper and silver create an ideal environment to advance the Project on multiple fronts. Thus, as the Company progresses its initial assessment study, we are excited to also announce our 2025 exploration plans. The Program will build upon the geological advances made in 2023 and 2024, with the objective to develop a pipeline of targets and potential future mineral resources to underpin the Project over the longer term. The three established mineral deposits which comprise the existing Project mineral resource estimate - Whistler, Raintree and Island Mountain - occupy only ~1% of the Company’s land holdings, highlighting the broader exploration potential for the Project. Across our large land package, located 100% on State of Alaska Mining claims, we have identified numerous additional porphyry and intrusion related targets, ranging from early stage gold-in-soil and geophysical anomalies through to more advanced drill targets. The Program, to be funded from existing treasury, will have the objective of delivering new targets for systematic follow-up via future drilling programs. We look forward to providing updates on progress and results as the Program advances.”

2025 Program Details

The Company is readying to mobilize field teams to the Project in the coming weeks and expects to commence drilling shortly thereafter at the Whistler – Raintree mineral system (see Figure 1). Exploration will initially comprise shallow base of till / top of bedrock auger drilling, utilizing a small mobile ‘shock auger’ drill which specializes in penetrating unconsolidated till deposits to rapidly and cost effectively test multiple near surface target areas. The objective of this drilling is to vector towards fertile porphyry intrusions and define future deeper follow-up drill targets. The Company has defined over 25 individual potential exploration targets within the Whistler – Raintree mineral system, comprising geophysical signatures similar to the known Whistler deposit.

Muddy Creek previous exploration included reconnaissance historic rock chip sampling which returned 73 samples that assayed >1 gram per tonne gold (“g/t Au”), including 20 samples which assayed >10 g/t Au, and peak values of 111.50 g/t Au, 69.13 g/t Au and 56.6 g/t Au (see news release dated June 16, 2025). Mapping and follow-up sampling this field season will aim to map the intrusion related mineral system to define zones of higher density quartz veining, potentially located within the upper parts of the host granitoid intrusion, with the overall objective to define targets for a future follow-up drilling program.

510,000 mE
520,000 mE
6,880,000 mN
6,870,000 mN
6,860,000 mN
6,850,000 mN
Whistler – Raintree Mineral System
Korbel
Mammoth
Raintree North
Big White
Raintree East
Whistler Deposit
Raintree Deposit
Sunbowl
Hotfoot
Whistler Camp
Rainmaker
Legend
Property
Deposit
Au Target
District Au Deposit
U.S. GOLDMINING
EXPLORATION TARGETS
WHISTLER PROJECT
ALASKA, U.S.A.
Map Coordinate System: NAD 1983 UTM Zone 05N
Contact Zone
Muddy Creek
Arsenoknob
Muddy Creek Mineral System
Howell Zone
Cirque Zone
Island Mountain Mineral System
RPM
Island Mtn Deposit
5 km
Super Conductor

Figure 1 The Whistler Project, containing three gold ± copper ± silver mineral systems: Whistler – Raintree, which contains the existing Whistler and Raintree deposits; Island Mountain which contains the namesake gold deposit and several additional undrilled targets; and Muddy Creek which contains potential for discovery of an intrusive related gold system.

Technical Information

For further information regarding the Project and the mineral resource estimates referenced herein, refer to the technical report summary titled “S-K 1300 Technical Report Summary Initial Assessment for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, and the technical report titled “NI 43-101 2024 Updated Mineral Resource Estimate for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, available under the Company’s respective profiles at www.sec.gov and www.sedarplus.ca.

Tim Smith, P.Geo., Chief Executive Officer of U.S. GoldMining, has supervised the preparation of this news release and has reviewed and approved the scientific and technical information contained herein. Mr. Smith is a “qualified person” as defined in Canadian National Instrument 43-101 – Standards of Disclosure for Mineral Projects.

About U.S. GoldMining Inc.

U.S. GoldMining Inc. is an exploration and development company focused on advancing the 100% owned Whistler Gold-Copper Project, located 105 miles (170 kilometers) northwest of Anchorage, Alaska, U.S.A. The Whistler Project consists of several gold-copper porphyry deposits and exploration targets within a large regional land package entirely on State of Alaska Mining claims totaling approximately 53,700 acres (217.5 square kilometers). The Whistler Project Mineral Resource Estimate comprises 294 Mt at 0.68 g/t AuEq for 6.48 Moz AuEq Indicated, plus 198 Mt at 0.65 g/t AuEq for 4.16 Moz AuEq Inferred.

Visit www.usgoldmining.us for more information, including high resolution figures.

For additional information, please contact:

U.S. GoldMining Inc.

Alastair Still, Chair

Tim Smith, Chief Executive Officer

Telephone Toll Free: 1-833-388-9788

Email: info@usgoldmining.us

Forward-Looking Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Such statements include statements with regard to the Company’s expectations regarding the Project, its planned exploration program and initial economic assessment at the Project and the Project’s exploration potential. Words such as “expects”, “anticipates”, “plans”, estimates” and “intends” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on U.S. GoldMining’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict and involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of future exploration may not confirm expectations, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals or permits, title disputes other risks inherent in the exploration and development of mineral properties and the other risk factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission at.www.sec.gov and Canadian Securities Administrators at www.sedarplus.ca. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release. Forward-looking statements contained in this news release are made as of this date, and U.S. GoldMining does not undertake any duty to update such information except as required under applicable law.